THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

              Void after 5:00 pm New York City Time, April 26, 2004

               WARRANT TO PURCHASE 481,434 SHARES OF COMMON STOCK

                                       OF

                            BLUESTONE SOFTWARE, INC.

         This is to certify that, FOR VALUE RECEIVED, BT ALEX. BROWN INCORPORATED or its registered assigns pursuant to Section (d) hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Bluestone Software, Inc. a Delaware corporation (the "Company"), 481,434 fully paid, validly issued and nonassessable shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock"), at the exercise price of $2.72 per share until 5:00 pm New York City time on April 26, 2004. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         (a) EXERCISE OF WARRANT. The Warrant may be exercised at any time, or from time to time, until 5:00 pm New York City time on April 26, 2004 (the "Expiration Date"), provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed (with signature guaranteed if required by the Company or its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check or pursuant to a cashless exercise procedure whereby the Warrant Shares issued upon exercise of this Warrant will be sold by the Holder or Holder's agent with Holder receiving the difference between the Exercise Price and the sale price, in cash, and the Company receiving the Exercise Price for the Warrant Shares, in cash, or any combination of the foregoing methods of paying the Exercise Price. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee, except in the case of a cashless exercise. If the Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. In the event of a cash exercise, upon receipt by the

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Company of the Warrant at its office, or by the stock transfer agent of the
Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in the form as customarily used by the Company from time to time in connection with the exercise of non-registered options and warrants which are issued by the Company. It is further understood that certificates for the Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend in accordance with Section (j) hereof.

         (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. If the Common Stock is or becomes listed on any national securities exchange or the NASDAQ National Market System, the Company shall also list such shares on such exchange subject to notice of issuance or maintain the listing of its Common Stock on the NASDAQ system, as the case may be.

         (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                           (1) If the Common Stock is listed on a national
                  securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ National Market System, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

                           (2) If the Common Stock is not so listed or admitted
                  to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

                           (3) If the Common Stock is not so listed or admitted
                  to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. The Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section (j) hereof, the Holder may transfer or assign the Warrant, in whole or in part and from time to time. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant my be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute a binding contractual obligation on the part of the Company.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (f) ANTI-DILUTION PROVISIONS. So long as this Warrant shall be outstanding, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                           (1) SPECIAL DEFINITIONS. For purposes of this Warrant, the following definitions apply:

                                    (a) "Options" shall mean rights, options, or
                           warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).


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



                                    (b) "Convertible Securities" shall mean any
                           evidences of indebtedness, shares (other than Common Stock and Series A Convertible Preferred Stock, par value $0.001 per share ("Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $0.001 per share ("Series B Preferred Stock"), or Series C Convertible Preferred Stock , par value $0.001 per share ("Series C Preferred Stock" and collectively, with the Series A Preferred Stock and the Series B Preferred Stock, the "Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                                    (c) "Additional Shares of Common Stock"
                           shall mean all shares of Common Stock issued (or deemed to be issued as provided herein) by the Company after the date hereof, as the case may be, other than shares of Common Stock issued or issuable:

                                            (i)    upon conversion of shares of
                           Preferred Stock;

                                            (ii)   to officers, directors,
                           employees or consultants of the Corporation pursuant to stock options granted pursuant to the Corporation's stock option plan on terms approved by the Board of Directors of the Company, but not exceeding 9,429,049 shares of Common Stock (or such greater number approved by the Board) (net of any repurchases of such shares or cancellations or expirations of options), subject to adjustment for all subdivisions and combinations;

                                            (iii)  as a dividend or distribution
                           on Preferred Stock;

                                            (iv) for which adjustment to the
                           conversion prices for the SeriesA Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock is made pursuant to the Certificate of Incorporation of the Company;

                                            (v) upon the conversion of the
                           convertible term note held by Mark Baiada in the principal amount of $500,000, subject to adjustment for all subdivisions and combinations;

                                            (vi) to Silicon Valley Bank pursuant
                           to a warrant granted to it but not exceeding 31,250 shares of Common Stock, subject to adjustment for all subdivisions and combinations; or

                                            (vii) upon exercise or conversion of
                           warrants and convertible subordinated secured notes to be issued to investors under the Convertible Subordinated Secured Note and Warrant Purchase Agreement by and among the Company and the investors listed therein, or Common Stock issued or issuable upon the conversion of the Series B Preferred Stock or the Series C Preferred Stock or other convertible securities received by the investors upon conversion of the convertible subordinated secured notes.

                           (2) NO ADJUSTMENT OF EXERCISE PRICE. Any provision
                  herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be made in respect of: (i) any future issuance of Options (or upon the issuance of Common Stock upon the exercise of such Options) to employees of the Company under the Amended and Restated Bluestone Software, Inc. 1996 Incentive and Non-Qualified Stock Option Plan; or (ii) the issuance of Additional Shares of Common Stock (as defined herein) unless the consideration per share (determined pursuant to Section (f)(5) herein) for the Additional Shares of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, such issue.

                           (3) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON
                  STOCK. In the event the Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, upon the conversion or exercise of such Convertible Securities and Options therefor, and the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, or in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                            (A) no further adjustments in the
                                    Exercise Price shall be made upon the
                                    subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                            (B) if such Options or Convertible
                                    Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Exercise Price shall affect Common Stock previously issued upon the exercise of this Warrant);

                                            (C) upon the expiration of any such
                                    Options or any rights of conversion or
                                    exchange under such Convertible Securities which shall not have been exercised, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                                     (1) in the case of
                                    Convertible Securities or Options for Common
                                    Stock, the only Additional Shares of Common
                                    Stock issued were the shares of Common
                                    Stock, if any, actually issued upon the
                                    exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and

                                                     (2) in the case of Options
                                    for Convertible Securities, only the
                                    Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section (f)(5) herein) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                            (D) no readjustment pursuant to
                                    clause (B) or (C) above shall have the
                                    effect of increasing the Exercise Price to an amount which exceeds the lower of (a) the Exercise Price on the original adjustment date, or (b) the Exercise Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                                            (E) in the case of any Options which
                                    expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above.

                           (4) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF
                  ADDITIONAL SHARES OF COMMON STOCK. In the event the Company, at any time after the date herein, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section (f)(5) herein) without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, the Exercise Price under the Warrant shall be reduced concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated as if all Warrants had been exercised and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to this Warrant, Convertible Securities, or outstanding options, warrants or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of the Exercise Price (or other conversion ratios) resulting from the issuance of the Additional Shares of Common Stock causing the adjustment in question.

                           (5) DETERMINATION OF CONSIDERATION. For purposes of
                  this Warrant, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (A) Cash and Property. Such consideration shall:

                                     (1) insofar as it consists of cash, be
                                     computed at the aggregate amount of cash received by the Company,

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                                     excluding amounts paid or payable for
                                     accrued interest or accrued dividends;

                                     (2) insofar as it consists of property
                                     other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board; and

                                     (3) in the event Additional Shares of
                                     Common Stock are issued together with the other shares or securities or other assets of the Company for consideration which covers both types of securities, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, with respect to the Additional Shares of Common Stock as determined in good faith by the Board.

                                 (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section (f)(5) herein, relating to Options and Convertible Securities shall be determined by dividing:

                                      (1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                      (2) the maximum number of shares of Common
                                      Stock (as set forth in the instruments
                                      relating thereto, without regard to any
                                      provision contained therein designed to
                                      protect against the dilution) issuable
                                      upon the exercise of such Options or
                                      conversion or exchange of such Convertible
                                      Securities.

                           (6) ADJUSTMENTS TO EXERCISE PRICE FOR STOCK DIVIDENDS
                  AND FOR COMBINATIONS OR SUBDIVISIONS OF COMMON STOCK. In the event that the Company at any time or from time to time after the date herein shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Exercise Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                           (7) ADJUSTMENTS FOR RECLASSIFICATION AND
                  REORGANIZATION. If the Common Stock issuable upon the exercise of the Warrants shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, the Exercise Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Warrants shall be exercised for, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon the exercise of the Warrant immediately before that change.

                           (8) No adjustment in the Exercise Price shall be
                  required unless such adjustment would require an increase or decrease of at least $.05 in such price; provided, however, that any adjustments which by reason of this subsection (f)
                  (8) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

                           (9) Whenever the Exercise Price is adjusted, as
                  herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its address appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.

                           (10) All calculations under this Section (f) shall be
                  made to the nearest cent or to the nearest Warrant Share, as the case may be.

                           (11) In the event that at any time, as a result of an
                  adjustment made pursuant to this Section (f) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsection (A) above.

                           (12) Irrespective of any adjustments in the Exercise
                  Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section
(d), and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder.

         (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d), at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (i)      SECURITIES LAW COMPLIANCE

                           (1) The Holder of the Warrant, by acceptance hereof,
                  acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of the Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                           (2) If appropriate, the Warrant and any Warrants
                  issued upon exercise or substitution or upon assignment or transfer pursuant to Section (a) or Section (d), as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

         (j)      REGISTRATION RIGHTS UNDER THE SECURITIES ACT OF 1933

                           (1) Commencing on the effective date of the first
                  registration statement for a public offering of securities of the Company, the Company shall advise the Holder of the Warrant or of the Warrant Shares or any then Holder of Warrants or Warrant Shares (such persons being collectively referred to herein as "Holders") by prompt written notice prior to the filing of any registration statement or post-effective amendment thereto ("Registration Statement") under the Securities Act of 1933, as amended (the "Act"), covering an underwritten public offering of equity securities of the Company solely for cash in excess of $1,000,000 (other than a Registration Statement initiated by a holder on Form S-3, a registration relating solely to the sale of securities to participants in a Company stock option, stock purchase or similar plan or a SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities (as defined in the Second Restated Investors' Rights Agreement dated May 25, 1999, between the Company and the investors signatory thereto) or a registration in which the only Common Stock being registered in Common Stock issuable upon conversion of debt securities that are also being registered) and shall register in any such Registration Statement the number of Warrant Shares that the Holder shall notify the Company it desires to register and shall include in any such Registration Statement such

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



                  information as may be required to permit a public offering of such Warrant Shares by the Company's underwriter(s). The Company shall supply prospectuses and other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares. The Company shall bear the entire cost and expense of a registration of securities initiated by it under this Section
                  (j)(1). The Holder shall, however, bear the fees of its own counsel and any transfer taxes and underwriting discounts or commissions applicable to the Warrant Shares sold by it. The Company may include other securities in any such registration statement. The Company shall do any and all other acts and things which may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth in Paragraph (2) (a) of this Section (j), but shall not be required to qualify as a foreign corporation to qualify the Warrant Shares for sale under the securities laws of any state. The Holder shall furnish information and indemnification as set forth in Paragraph (2) (b) of this Section (j). All decisions as to whether and when to proceed with any Registration Statement shall be made solely by the Company.

                           Notwithstanding the foregoing paragraph, in the event
                  that there is an underwritten offering of the Company's securities offered pursuant to said registration statement pursuant to the immediately preceding Paragraph, the underwriter(s) shall have the right to refuse to permit any Warrant Shares, or to limit the amount of Warrant Shares, to be sold by the Holder to such underwriter(s) as such underwriter(s) may determine in its discretion, and the Holder shall refrain from selling such remainder of its Warrant Shares covered by such registration statement for a period not exceeding 180 days following the effective date and shall also refrain at any time when notified by the Company that an amendment or supplement to the prospectus is required. The Company shall not be obligated to keep any Registration Statement effective for a total of more than 120 days or until the distribution contemplated in the Registration Statement has been completed, whichever occurs first.

                           2(a) Whenever pursuant to this Section (j) a
                  Registration Statement relating to the Warrant Shares is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of Warrant Shares covered by such Registration Statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any who controls (within the meaning of the Act) the Distributing Holder, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder or any such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or

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



                  arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such controlling person for any legal or other expenses reasonably incurred by the Distributing Holder and each controlling person for any legal or other expenses reasonable incurred by the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary prospectus, final prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished by the Distributing Holder or underwriter for use in the preparation thereof.

                           (b) The Distributing Holder will indemnify and hold
                  harmless the Company, each of its directors, each of its officers who have signed said Registration Statement and such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Act) and the Company's underwriter(s) and each person, if any, who controls such underwriter(s) (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, preliminary prospectus, final prospectus, or amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said Registration Statement, preliminary prospectus, final prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or underwriter or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                           (c) Promptly after receipt by an indemnified party
                  under this Paragraph 2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 2.

                           (d) In case any such action is brought against any
                  indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, the extent that it may wish, jointly with any other indemnifying party similarly notified to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                           (e) The Company's agreements with respect to Warrant
                  Shares in this Section (j) shall continue in effect regardless of the exercise of the Warrant; provided, however, that the Holder's rights under this Section (j) may not be assigned without the prior written consent of the Company.

         (k)      RIGHT TO CONVERT WARRANT INTO COMMON STOCK.

                           (1) RIGHT TO CONVERT. The Holder shall have the right
                  to require the Company to convert this Warrant provided in this Section (1), into common stock (the "Net Conversion Right"). Upon exercise of the Net Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by
                  (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                           (2) METHOD OF EXERCISE. The Net Conversion Right may
                  be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Net Conversion Right. Certificates for the shares of Common Stock issuable upon exercise of the Net Conversion Right shall be delivered to the Holder within five (5) days following the Company's receipt of this Warrant together with the aforesaid written statement.

                           (3) DETERMINATION OF FAIR MARKET VALUE. For purposes
                  of this Section (f), fair market value of a share of Common Stock as of a particular date (the "Determination Date") shall be determined in accordance with Section (c) of this Warrant.

         (l) AMENDMENTS. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Holder.

         (m) NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of any Holder.

         (n) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware.

         (o) NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, to BT Alex. Incorporated, One South Street, Baltimore, Maryland 21202, Attention: Donald D. Notman, Jr., or (b) if to the Company, to Bluestone Software, Inc., 1000 Briggs Road, Mount Laurel, New Jersey 08054, Attention: President, or at such other address as to the Company shall have furnished to the Holder in writing.

IN WITNESS WHEREOF, Bluestone Software, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  May 25, 1999

                                       BLUESTONE SOFTWARE, INC.


                                       By:         /s/ S. Craig Hoke
                                          -------------------------------------
                                       Name:         S. Craig Hoke
                                            -----------------------------------
                                       Title:    Chief Financial Officer
                                             ----------------------------------


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